Exhibit 99.2

FY12 Q4 Conference Call August 8, 2012

Forward-Looking Statement Page 1 Statements in this release that are not historical are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Words such as “expect,” “anticipate,” “outlook,” “forecast,” “could,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,” “estimate,” “should,” “may,” “assume,” “potential,” variations of such words and similar expressions are used to identify these forward-looking statements. Forward-looking statements are based on currently available information and include, among others, the discussion under “Outlook.” These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Respective risks, uncertainties, and assumptions that could affect the outcome or results of operations are described in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended June 30, 2011, and the Form 10-Q for the quarters ended September 30, 2011, December 31, 2011 and March 31, 2012. We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to management at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward- looking statements. Reference is made in particular to forward-looking statements regarding growth strategies, industry trends, global economic conditions, success of customers, cost of raw materials, value of inventory, availability of credit, currency exchange rates, labor costs, protection of intellectual property, cost reduction initiatives, acquisition synergies, manufacturing strategies, product development introduction and sales, regulatory changes, competitive strengths, natural disasters, unauthorized access to data, government investigations and outcomes of legal proceedings. Except as required under the federal securities laws, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions, or otherwise.

Non-GAAP Financial Measures In Molex Incorporated’s (“Molex” or the “Company”) conference call on August 8, 2012 regarding the Company’s financial results for the fiscal quarter and fiscal year ended June 30, 2012 and the following slides, Molex may refer to non-GAAP financial measures to describe earnings for such periods excluding the items referenced in the relevant slides used during this conference call. This is in addition to disclosing the most directly comparable measure for such periods determined in accordance with generally accepted accounting principles, or GAAP. Molex believes that these non-GAAP financial measures provide useful information to investors because they provide information about the estimated financial performance of Molex’s ongoing business and provide for greater transparency of supplemental information used by management in its financial and operational decision-making. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the relevant slides reconciling the non-GAAP financial measures intended to be used in the conference call to the most comparable GAAP measure. Page 2

(CHART) Revenue / Order Trend US $ Millions Page 3 Q4 Book-to-Bill 1.05 to 1

REVENUE REVENUE REVENUE ORDERS ORDERS ORDERS Sequential Change YOY Change % Total Sequential Change YOY Change %Total Automotive (1)% 5% 18% (3)% 17% 17% Infotech 2% (4)% 26% 5% (2)% 26% Telecom 2% (17)% 22% 11% (2)% 24% Consumer Elect. 7% (4)% 17% 3% (5)% 17% Industrial 4% (9)% 14% (1)% (11)% 13% Medical / Military 2% 8% 3% (7)% 11% 3% TOTAL 3% (6)% 100% 3% (1)% 100% Change in Revenue / Orders By Industry – June Quarter Page 4

REVENUE REVENUE ORDERS ORDERS YTD Change % Total YTD Change % Total Automotive 7% 17% 10% 17% Infotech 5% 26% 6% 25% Telecom (10)% 23% (7)% 24% Consumer Elect. (6)% 18% (4)% 18% Industrial (9)% 13% (9)% 13% Medical / Military 1% 3% 6% 3% TOTAL (3)% 100% (1)% 100% Change in Revenue / Orders By Industry – FY12 Page 5

FY12 Summary Strong performance validates new model Free cash flow. Record year Dividends paid. Record year Revenue. 2nd best Income from ops. 2nd best Gross margin. Expanded from FY11 Operational metrics improved as well: Delivery. Record year Quality. Record year Customer satisfaction yields new opportunities Page 6

Full Year Financial Summary Page 7 *See GAAP to Non-GAAP reconciliation Full Year Full Year Full Year 2012 2011 2010 Net revenue $3,489 $3,587 $3,007 Gross margin 30.6% 30.3% 29.7% SG&A $657.7 $643.5 $610.8 SG&A % 18.9% 17.9% 20.3% Operating margin 11.4% 12.0% *9.4% EPS $1.59 $1.70 *$1.10 (US$ in millions, except per-share data)

Quarter Ended Quarter Ended Quarter Ended Jun 2012 Mar 2012 Jun 2011 Net revenue $858.5 $837.1 $913.7 Gross margin 30.0% 30.5% 30.8% SG&A $161.6 $163.9 $167.9 Unauthorized activities in Japan $3.1 $2.5 $3.4 Income from operations $92.9 $88.8 $110.1 Interest (expense) net $(0.7) $(1.2) $(0.8) Other income $2.9 $1.6 $(0.4) Effective tax rate 24.3% 27.2% 29.1% Net income $72.0 $64.9 $77.3 Earnings per diluted share $0.40 $0.36 $0.44 Financial Summary (US$ in millions, except per-share data) Page 8

Quarter Ended Quarter Ended Quarter Ended Jun 2012 Mar 2012 Jun 2011 Cash and marketable securities $652.2 $622.5 $546.5 Total debt* $250.8 $252.2 $338.7 Net cash $401.4 $370.3 $207.8 Receivable days outstanding 70 days 72 days 72 days Inventory days outstanding 87 days 93 days 84 days Return on net assets** 19.4% 20.1% 21.6% Research and development $46.7 $45.7 $43.8 Balance Sheet and Operating Metrics (US$ in millions) *Total debt equals long-term debt plus current portion of long-term debt and short-term loans, less current portion of capital leases Page 9 **See GAAP to non-GAAP reconciliation

(CHART) Free Cash Flow Trend Page 10 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Cash Flow From Operations $144.5 $139.2 $150.5 $141.0 $138.9 $143.3 Less: Capital Expenditures $64.2 $65.3 $42.8 $52.3 $54.4 $77.7 Free Cash Flow (non-GAAP measure) $80.3 $73.9 $107.7 $88.7 $84.5 $65.6 US $ in millions

September Fiscal Quarter Revenue $900 to $940 million EPS $0.37 to $0.41 Outlook Assumes 30%-32% effective tax rate Constant foreign exchange rates and commodity prices EPS includes $0.01 for Japan litigation Page 11

Quarter Ended Quarter Ended Quarter Ended Quarter Ended Quarter Ended Jun2012 Mar2012 Dec2011 Sep2011 Jun2011 Income from operations $92,948 $88,802 $97,141 $120,581 $110,122 Unauthorized activities in Japan 3,093 2,521 2,723 2,922 3,366 Non-GAAP income from operations $96,041 $91,323 $99,864 $123,503 $113,488 Non-GAAP Measure (US$ in thousands) Non-GAAP income from operations is a non-GAAP financial measure. We refer to non-GAAP income from operations to describe income from operations excluding the items referenced above. We believe that non- GAAP income from operations provides useful information to investors because it provides information about the estimated financial performance of Molex’s ongoing business. Non-GAAP income from operations is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance. Non-GAAP income from operations may be different from similar measures used by other companies. Operating income excluding restructuring and special charges Fixed assets + Inventory + A/R – A/P RONA =

June 2010 Earnings per share $0.44 Restructuring costs and asset impairments 0.53 Unauthorized activities in Japan 0.10 Tax adjustment stock compensation 0.03 Non-GAAP earnings per share $1.10 Non-GAAP Measure Fiscal year ended Non-GAAP earnings per share is a non-GAAP financial measure. We refer to non-GAAP earnings per share to describe earnings per share excluding the items referenced above. We believe that non-GAAP earnings per share provides useful information to investors because it provides information about the estimated financial performance of Molex’s ongoing business. Non-GAAP earnings per share is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance. Non-GAAP earnings per share may be different from similar measures used by other companies.

June 2010 Income from operations $137,802 Restructuring costs and asset impairments 117,139 Unauthorized activities in Japan 26,898 Non-GAAP income from operations $281,839 Non-GAAP income from operations as a percent of sales 9.4% Non-GAAP Measure (US$ in thousands) Non-GAAP income from operations is a non-GAAP financial measure. We refer to non-GAAP income from operations to describe income from operations excluding the items referenced above. We believe that non- GAAP income from operations provides useful information to investors because it provides information about the estimated financial performance of Molex’s ongoing business. Non-GAAP income from operations is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance. Non-GAAP income from operations may be different from similar measures used by other companies. Fiscal year ended